Exhibit 32.1
CERTIFICATION PURSUANT TO SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
          In connection with the Annual Report on Form 10-K of Altra Holdings. (“the Company”) for the year ended December 31, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Carl R. Christenson, the Chief Executive Officer of Altra Holdings, Inc. certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ Carl R. Christenson
	Name:	Carl R. Christenson
	Title:	Chief Executive Officer

Date: February 28, 2011
          A signed original of this written statement required by Section 906 has been provided to Altra Holdings, Inc. and will be retained by Altra Holdings, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.